UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2007

ACQUICOR TECHNOLOGY INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32832	20-3320580
(Commission File Number)	(IRS Employer Identification No.)

4910 Birch St., Suite 102
Newport Beach, California 92660
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (949) 759-3434

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

In a press release dated January 29, 2007, Acquicor Technology Inc. (“Acquicor”) announced that it has set February 15, 2007 as the date for the Special Meeting of Stockholders at which the acquisition of Jazz Semiconductor, Inc. will be voted upon. The meeting will be held at 1:00 PM at the offices of Latham & Watkins LLP in Costa Mesa, California. Acquicor also announced it has filed with the US Securities and Exchange Commission definitive proxy materials for the Special Meeting of Stockholders. As previously disclosed, the record date for determining Acquicor stockholders entitled to vote at the Special Meeting of Stockholders has been fixed as the close of business on January 16, 2007.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release dated January 29, 2007, issued by Acquicor Technology Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Acquicor Technology Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACQUICOR TECHNOLOGY INC.

Dated: January 29, 2007
By:  /s/ Gilbert F. Amelio

Gilbert F. Amelio, Ph.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 29, 2007, issued by Acquicor Technology Inc.